Exhibit 99.1 Stream Global Services Business Presentation Bank of America Merrill Lynch 2010 Services Conference MAY 2010

Safe Harbor/Forward Looking Statements
This presentation contains forward-looking statements that involve substantial risks and uncertainties. Any statements about our expectations, beliefs, plans, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipate,”
“estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “will,” “could,” “may,” “management believes,” “we believe,” “we intend” and similar words or phrases. Accordingly, these statements involve estimates, assumptions and uncertainties, which could cause actual results to differ materially from those expressed in them. Any forward-looking statements are qualified in their entirety by reference to the factors discussed throughout this presentation and incorporated by reference in this presentation. Because the actual results or outcomes can differ materially from those expressed in any forward-looking statements made by us or on our behalf, you should not place undue reliance on any forward-looking statements. Further, any forward-looking statement speaks only as of the date on which it is made. New factors emerge from time to time, and it is not possible for us to predict which factors will arise. In addition, we cannot assess the impact of each factor on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.  A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, including the risk factors described in our latest filings with the Securities and Exchange Commission, including our periodic report on Form 10-Q and Annual Report on Form 10-K.  We assume no obligation to update the information in this communication, except as otherwise required by law. You are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.
© 2010 Stream Global Services, Inc. All rights reserved

Stream Overview
• 15+ years of experience in BPO outsourcing services –
• Full service CRM and BPO company
• Experienced team of industry veterans
• Top tier client satisfaction ratings
• Approximately $800 million in TTM pro forma revenues
• Solid operating margins
• Solid balance sheet and capital base
• Well funded sponsorship from Ares, Ayala, and
Providence Equity: $65 billion under management
• Fortune 1000 global client base
• 30,000 employees in 22 countries across 50 solution
centers covering 35 languages
• Integrated technology platform
Global Scale
Financial Stability
Trusted Service Provider
© 2010 Stream Global Services, Inc. All rights reserved

Our Vision:
Build a Fully Integrated BPO Company
Credit and collections
Billing services
Data analytics
Reporting services
Back office services
Finance
&
Accounting
Lead generation
Web portal mgmt
Up-selling services
Customer retention
Inbound sales
Sales
&
Marketing
CRM
Services
Customer care
Warranty services
Technical support
Customer retention
Revenue generation
Lead generation
Data
Management
EMR database
Hosting services
Application management
Digital document
management
Transcription and
interpretation
IVR technology
Hosting
Information
&
Language Services
BPO Service Cycle
© 2010 Stream Global Services, Inc. All rights reserved
Integrated BPO Model Servicing Fortune 1000 clients both on-shore and off-shore using state-of-the-art technology
World class clients in technology, software, telecommunications, healthcare, government and education sectors
Global service location footprint – North America, Europe, India, China, the Philippines, Latin America and South America
Common Technology Infrastructure with Specific Software Applications

Why Stream…
Stream achieves
“Trusted Advisor”
status by:
1. Enhancing Business
Performance
2. Creating Revenue
Generation and Value
3. Increasing Overall
Brand and Customer Loyalty
4.  Providing economic
efficiencies
Driving Customer Value
© 2010 Stream Global Services, Inc. All rights reserved
Business
Performance
Revenue
Generation
Brand Loyalty

2010 Worldwide CRM Revenue by Service Type

Tech Support 15%
Marketing 13%
Customer Service 45%
Sales 27%

CAGR 6.1%

53,880
$54,440
$54,566
$57,290
$60,985
$65,035
2008 2009 2010 2011E 2012E 2013E
Industry Growth Drivers
CRM industry continues to grow
Asia and Latin America lead the way
Outsourcing allows clients to turn fixed
costs into variable costs
Increased demand for offshore delivery
as cost reduction measure
Growth Drivers:
Vendor consolidation
Increasing propensity to outsource
Migration of clients’ internal operations
to outsourcers
Global reach
Leverage of technology investments
Source: IDC WW & US Customer Care BPO Report 2009 – 2013 Forecast # 223281
Worldwide CRM Revenues 2008 – 2013 ($ in mm)
© 2010 Stream Global Services, Inc. All rights reserved

Stream Global Services

Estimated Contact Center Market 2008E

Outsource
36%
In House
64%

Estimated Contact Center Market 2013E

Outsource
45%
In House
55%

Global Outsourced Contact Center Market 2008E - $57B

Other Asia
4%
Philippines
4%
Canada
8%
Latin America
9%
India,
6%
US
42%
EMEA
27%

Global Outsourced Contact Center Market 2013E - $76B

Other Asia
5%
Philippines
8%
Canada
8%
Latin America
14%
India,
7%
US
33%
EMEA
25%

7 Migration of CRM Industry Based on location of contact center © 2010 Stream Global Services, Inc. All rights reserved Source Baird Estimates :

Stream’s Executive Team
© 2010 Stream Global Services, Inc. All rights reserved
Scott Murray
Chairman
&
Chief Executive Officer
Dennis Lacey
EVP &
Chief Financial Officer
Bob Dechant
EVP
Sales & Marketing
Robert Lyons
EVP, Chief Technology &
Information Officer
Sheila M. Flaherty
EVP &
Chief Legal Officer
Jeff Bishop
EVP
Operations Americas
Harry Jackson
EVP
Operations EMEA
Andrew Suchoff
EVP
Global Human Resources

Stream Service Model
© 2010 Stream Global Services, Inc. All rights reserved
• Product Inquiry
• Billing Inquiry
• Warranty Services
• Payment & Refunds
• Claims Processing
• Returns/Refunds
• Password Resets
• Save Programs
• Loyalty Programs
• Retention Services
• Upsell/Cross-Sell
• Inbound (B2C, B2B)
• Outbound (B2C, B2B)
• Lead Generation
• Subscription Services
• Fee-Based Support
• Mutual Fund Transactions
• Level 1 & 2 Technical
Support
• Dispatch and Escalation
Management
• Software Upgrades
• Warranty Entitlement
Revenue
Generation
Customer
Service
Technical
Support
Customer
Retention

Revenue % by Market Segment

Retail
Software
Financial
Entertainment & Media
Telecom

Customer	Length of Relationship	# of Programs
Client 1 (Computing)	13 Years	53
Client 2 (Computing)	15 Years	36
Client 3 (Telecom)	6 Years	5
Client 4 (Entertainment)	10 Years	16
Client 5 (Telecom)	8 Years	3
Client 6 (Telecom)	1 Year	3
Client 7 (Software)	6 Years	7
Client 8 (Telecom)	1 Year	3
Client 9 (Software)	2 Years	3
Client 10 (Telecom)	13 Years	6

Fortune 1000 clients → Global clients in multiple Stream locations and multiple product lines → 70 clients and distinct programs → Top rated CSAT scores across the board

Stream’s Diversified Sector
and Client Portfolio
Diverse Long-term Client
Relationships
Industries Served in 2010E Revenue
Technology
© 2010 Stream Global Services, Inc. All rights reserved
23%
40%
37%

Helsingborg, SWE
Aalborg, DNK
Belleville, ON
Watertown, NY
Cape Breton, NS
Amsterdam, NLD
Berlin, DEU
Szczecin, POL
London, ON
Velizy, FRA
Angers, FRA
GBR
Milan, ITA (2)
Derry, GBR (2)
Sofia, BGR
Chilliwack, BC
Dublin, IRL
Minot, ND
Sardinia, ITA
Beaverton, OR
Boston, MA
World Headquarters
Vermillion, SD
Mumbai, IND (2)
Phoenix, AZ (2)
Quezon City, PHL (2)
Tampa, FL
Rio Rancho, NM
La Coruña, ESP
Clarkfield, PHL
Sergeant Bluff, IA
Makati, PHL
Shaw, PHL
Jacksonville, TX
Eastwood City, PHL
Alabang, PHL
Tunis, TUN (3)
San Salvador, SLV
Cebu, PHL (2)
Managua, NIC
San José, CRI
Santa Domingo, DOM (3)
Cairo, EGY
Cape Town, ZAF

Strong Global Presence –
50 Solution Centers
China
Brazil
Sao Paulo, BRA
Tokyo, JPN
Japan
Shanghai, CHN
WW HEADQUARTERS
BOSTON, MA, USA
EMEA HEADQUARTERS
AMSTERDAM, NLD
APAC HEADQUARTERS
QUEZON CITY, PHL
Existing Footprint
Near Term Expansion
© 2010 Stream Global Services, Inc. All rights reserved

Rationale of eTelecare Combination
© 2010 Stream Global Services, Inc. All rights reserved
Stream and eTelecare have combined in a stock-for-stock
merger resulting in 57.5 and 42.5 percent split of stock
ownership
Combination brought together experienced management team
with proven industry track record
Complementary companies – culturally, organizationally and
geographically (minimal site and client overlap)
Broadened vertical market expertise and service offerings
Broad geographic footprint with over 30,000 employees
worldwide and more than 10,000 in the Philippines.
Ability to leverage best-of-breed technology and global
standardized operating processes
Strong financial sponsorship from Ares Management,
Providence Equity and Ayala Corporation - $65 billion plus
under management

$900
$600
$300
$-
2007 Revenue
2007 EBITDA
2008 Revenue
2008 EBITDA
2009 Revenue
2009 Pro Forma EBITDA*
Stream
Synergies

60%
40%
20%
0%
2007 GM%
2007 EBITDA%
2008 GM%
2008 EBITDA%
2009 GM%
2009 Pro Forma EBITDA%*
Stream
Synergies

Stream’s Financial Summary
$484
$21
$523
$32
$797
$73
33%
4%
37%
6%
43%
9%
$20
3%
© 2010 Stream Global Services, Inc. All rights reserved
*This non-GAAP financial measure should be considered in addition to, not as a substitute for, measures of Stream’s financial performance prepared in accordance with GAAP.  See our press release filed on Form 8-K February 26, 2010 for reconciliations of these non-GAAP numbers to GAAP.

Stream’s Capitalization
Debt
:
Senior Secured Notes $200mm @11.25%
Revolving Credit Facility $100mm
Common Stock Outstanding 80.5mm shares
Warrants Outstanding 7.5mm warrants
As of March 31, 2010:
Cash $22mm
Shareholder’s Equity $294mm
Sponsors:
Ares Management 46% pro forma ownership
Ayala 26% pro forma ownership
Providence Equity Partners 17% pro forma ownership
© 2010 Stream Global Services, Inc. All rights reserved

Q1 Milestones and Accomplishments
New additions to the Management Team - CFO
Q1 Revenues of $196.6 mm and Gross Profit of
43% - Adjusted EBITDA of $17 mm
Secured Several New Clients - $135mm annual
Substantially Completed Integration with
eTelecare
Expect Annualized Cost Savings and Synergies
of Approximately $27 Million  Annualized
© 2010 Stream Global Services, Inc. All rights reserved

Stream Global Services

Financial Services
Government
Healthcare
Segments
Credit & Collections
Fee Based
Data Analytics
Warranty
F&A
Language Services
Service Offerings

Stream’s Growth Plans Near Term Strategic Initiatives Eastern Europe (Turkey) Argentina Japan Brazil China Egypt Philippines © 2010 Stream Global Services, Inc. All rights reserved Geographies 16

Value Creation Attributes & Fundamentals
SGS has………..
One of the leading BPO and CRM providers in the world
Experienced management team with proven track
record
Broad service offerings to include a full portfolio of CRM
services
Diversified Fortune 1000 client base across multiple
vertical markets
Strong and diverse global platform - 30,000 employees
in 50 sites in 22 countries
Solid financial position and opportunity for growth
Technology focused service offerings
A Market that will consolidate and provide great
investment opportunities in the near future
Well known financial sponsors – PEP, Ares and Ayala
© 2010 Stream Global Services, Inc. All rights reserved

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